                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               CENTEX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                      N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                      N/A
- --------------------------------------------------------------------------------

     /x/ Fee paid previously

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                      N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                      N/A
- --------------------------------------------------------------------------------

                                     [LOGO]


                              [CENTEX CORPORATION]



                                 June 21, 1996


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

         Re:     Centex Corporation (File No. 1-6776)
                 Proxy Statement, Notice of Annual Meeting of Stockholders and Form of Proxy (the "Proxy Statement") CIK Filing Fee Account No. 0000018532


Ladies and Gentlemen:

         In accordance with Rule 14a-6(b) of the rules and regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, on behalf of Centex Corporation, a Nevada corporation ("Centex"), I am transmitting through the EDGAR system for filing with the Securities and Exchange Commission, a letter being used by Centex as soliciting material in addition to the Proxy Statement. This letter was first sent on June 21, 1996.

         Should you have any questions or need to correspond with Centex or Holding regarding this matter, please direct your inquiries to me or feel free to call me at (214) 559-5266.

                                                Very truly yours,

                                                /s/ LILA C. MARSH

                                                Lila C. Marsh
                                                Associate General Counsel


cc:      Ray Smerge (w/o encl.)
         New York Stock Exchange (w/encl.)
         London Stock Exchange (w/encl.)

                                     [LOGO]


                        [CENTEX CORPORATION LETTERHEAD]


                                 June 21, 1996


VIA FAX 301-718-2252 AND
CERTIFIED MAIL RETURN RECEIPT REQUESTED

Institutional Shareholder Services
7200 Wisconsin Ave.
Suite 1001
Bethesda, Maryland 20814

Attn: Caroline M. Kim

         Re:     Centex Corporation Proxy Statement

Dear Ms. Kim:

         Thank you for your letter of June 17. We are disappointed that your company is proposing to recommend that shareholders not approve our proposed amendment to the Centex Corporation 1987 Stock Option Plan (the "Plan") to increase the number of authorized shares by 1,500,000. We feel that the "overhang" is within acceptable limits. It would appear that to a large degree your concerns are driven by some provisions in our plan which, frankly, we have never invoked. To alleviate your concern, and the potential concern of our shareholders, we undertake to present to the Board of Directors of Centex at its next regularly scheduled meeting to be held on July 25, 1996 the following proposed amendments to the Plan:

         1. Should we issue restricted stock (which we have not yet done nor do we presently intend to do so) the Plan will require a minimum 3 year vesting period;

         2. The Plan will require non-incentive stock options to be granted at a price at least equal to 85% of the market price as of the date of the grant; and

         3. The Plan will eliminate the possibility of repricing options, which we have never done under the Plan.

         Please call me if you have any questions.


                                               Very truly yours,


                                               Raymond G. Smerge
                                               Vice President and
                                               Chief Legal Officer